UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 27, 2024
_____________________
KORE Group Holdings, Inc.
(Exact name of registrant as specified in its charter)
_____________________

Delaware	001-40856	86-3078783
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3 Ravinia Drive NE, Suite 500
Atlanta, GA 30346
877-710-5673

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

_____________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	KORE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.    Material Modification to Rights of Security Holders

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K (this “Current Report”) is incorporated herein by reference.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, on June 12, 2024, KORE Group Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved a proposal to approve an amendment to the Amended and Restated Certificate of Incorporation of the Company (the “Charter”) to effect, at the discretion of the Company’s Board of Directors (the “Board”), a reverse stock split of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a ratio in the range of 1-for-4 to 1-for-10 (or any whole number in between), with such ratio to be determined at the discretion of the Board. As previously disclosed, on June 20, 2024, the Board approved the reverse stock split at a ratio of 1-for-5 (the “Reverse Stock Split”).

On June 26, 2024, the Company filed the certificate of amendment (the “Certificate of Amendment”) to the Charter with the Secretary of State of the State of Delaware to effect the Reverse Stock Split, to be effective at 12:01 a.m. Eastern Time on July 1, 2024 (the “effective date”).

As a result of the Reverse Stock Split, every five shares of the Company’s Common Stock issued and outstanding as of the effective date will be automatically reclassified into one share of the Company’s Common Stock. No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record at the effective date of the Reverse Stock Split who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be exchanged, will automatically, in lieu of a fractional share, be entitled, to have their fractional shares rounded up to the next whole share and receive an additional whole share of Common Stock in lieu of such fractional shares.

Proportionate adjustments are also being made to the exercise prices and the number of shares underlying the Company’s outstanding equity awards, as applicable, as well as to the number of shares issuable under the KORE Group Holdings, Inc. 2021 Long-Term Stock Incentive Plan and certain existing agreements. The Common Stock issued pursuant to the Reverse Stock Split remain fully paid and non-assessable. The Reverse Stock Split does not decrease the number of authorized shares of Common Stock or otherwise affect the par value of the Common Stock.

Trading of the Company’s Common Stock on the New York Stock Exchange (the “NYSE”) is expected to commence on a split-adjusted basis when the market opens on July 1, 2024, under the existing trading symbol “KORE.” The new CUSIP number for the Common Stock following the Reverse Stock Split is 50066V 305.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Amendment, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report other than statements of historical fact, including, without limitation, statements regarding the expected timing of the Reverse Stock Split, the effects of the Reverse Stock Split, and the anticipated timing of the commencement of trading of the Common Stock on a split-adjusted basis, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “strategy,” “future,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to the risk that the Reverse Stock Split may impact the Company’s results of operations, business operations and reputation with or ability to serve its stockholders and/or customers, and the trading prices and volatility of the Common Stock; the Reverse Stock Split may not be adequate to cure compliance with Section 802.01C of the NYSE Listed Company Manual or that the Company may otherwise fail to meet the NYSE’s continued listing standards, and the other factors, risks and uncertainties included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as such factors may be updated from time to time in the Company’s other filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investors section of the Company’s website at www.korewireless.com, which could cause the Company’s actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause the Company’s views to change.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of KORE Group Holdings, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORE Group Holdings, Inc.

Date: June 27, 2024	By:	/s/ Jack W. Kennedy Jr.
	Name:	Jack W. Kennedy Jr.
	Title:	Executive Vice President, Chief Legal Officer, and Secretary